Exhibit 10.3

CDN.$1,500,000,000 NON-REVOLVING TERM CREDIT FACILITY

SECOND AMENDING AGREEMENT MADE AS OF MARCH 31, 2016 TO THE CREDIT

AGREEMENT MADE AS OF MAY 15, 2015

BETWEEN

ENBRIDGE INC.

as Borrower

AND

THE TORONTO-DOMINION BANK

as Agent of the Lenders and on behalf of itself and the Majority of the Lenders

The Toronto-Dominion Bank, Royal Bank of Canada, National Bank of Canada

and Bank of Montreal

as Joint Book Runners

The Toronto-Dominion Bank, Royal Bank of Canada, National Bank of Canada

and Bank of Montreal

as Co-Lead Arrangers

The Toronto-Dominion Bank

as Administrative Agent

Sumitomo Mitsui Banking Corporation of Canada

as Syndication Agent

HSBC Bank USA, N.A., Bank of America, N.A., Canada Branch, Société Généralé,

Mizuho Bank, Ltd. and The Bank of Nova Scotia

as Documentation Agents

SECOND AMENDING AGREEMENT

THIS AGREEMENT is made as of March 31, 2016

BETWEEN:

ENBRIDGE INC., a corporation subsisting under the laws of Canada (hereinafter referred to as the “Borrower”),

OF THE FIRST PART,

-and-

THE TORONTO-DOMINION BANK, a Canadian chartered bank, as agent of the Lenders (as hereinafter defined) (hereinafter referred to as the “Agent”) for itself and on behalf of the Majority of the Lenders (as defined in the hereinafter defined Credit Agreement),

OF THE SECOND PART.

WHEREAS pursuant to Section 14.10 of the Credit Agreement the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.	Interpretation

1.1 In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

“Credit Agreement” means the credit agreement made as of May 15, 2015 between the Borrower, the lenders party thereto (the “Lenders”) and the Agent, as amended by a first amending agreement made as of August 26, 2015.

“Second Amending Agreement” means this Second Amending Agreement.

1.2 Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.

1.3 The division of this Second Amending Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Second Amending Agreement. The terms “this Second Amending Agreement”, “hereof”, “hereunder” and similar expressions refer to this Second Amending

Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4 This Second Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

2.	Amendments

2.1 Section 9.1(b)(iii). The semi-colon at the end of Section 9.1(b)(iii) is deleted and replaced with a comma and the following text is inserted after the comma: “provided that the unaudited annual financial statements for the Borrower on an unconsolidated basis for the fiscal year ended December 31, 2015 may be delivered within 120 days after the end of such fiscal year;”.

3.	Representations and Warranties

The Borrower hereby represents and warrants as follows to each Lender and the Agent and acknowledges and confirms that each Lender and the Agent is relying upon such representations and warranties:

(a)	Capacity, Power and Authority

(i)	It is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation or creation and has all the requisite corporate capacity, power and authority to carry on its business as presently conducted and to own its property; and

(ii)	It has the requisite corporate capacity, power and authority to execute and deliver this Sixth Amending Agreement.

(b)	Authorization; Enforceability

It has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this Sixth Amending Agreement, and this Sixth Amending Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, winding-up, insolvency, moratorium or other laws of general application affecting the enforcement of creditors’ rights generally and to the equitable and statutory powers of the courts having jurisdiction with respect thereto.

(c)	Credit Agreement Representation and Warranties

Except for those representations and warranties expressly stated to be made as of a certain date, each of the representations and warranties set forth in Article 8 of the Credit Agreement is true and accurate in all material respects as of the date hereof.

The representations and warranties set out in this Sixth Amending Agreement shall survive the execution and delivery of this Sixth Amending Agreement and the making of each Drawdown, notwithstanding any investigations or examinations which may be made by the Agent, the Lenders or Lenders’ Counsel. Such representations and warranties shall survive until the Credit Agreement has been terminated.

4.	Conditions Precedent

The amendments and supplements to the Credit Agreement contained herein shall be effective upon, and shall be subject to, (a) the Agent being authorized to execute this Second Amending Agreement on behalf of the Majority of the Lenders and the Agent having done so; and (b) the Agent having received an executed copy of this Second Amending Agreement from the Borrower.

5.	Confirmation of Credit Agreement and other Documents

The Credit Agreement and the other Documents to which the Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Second Amending Agreement, shall be and continue to be in full force and effect and the Credit Agreement, as amended and supplemented by this Second Amending Agreement, and each of the other Documents to which the Borrower is a party is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such amendments and supplements being effective upon satisfaction of the conditions precedent set forth in Section 4 hereof. This Second Amending Agreement shall constitute a Document for purposes of the Credit Agreement and the other Documents. The execution, delivery and effectiveness of this Second Amending Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Documents, nor constitute a waiver of any provision of any of the Documents.

6.	Further Assurances

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Second Amending Agreement.

7.	Counterparts

This Second Amending Agreement may be executed in any number of counterparts and delivered by facsimile or other means of electronic communication, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Second Amending Agreement to produce or account for more than one such counterpart.

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IN WITNESS WHEREOF the parties hereto have executed this Second Amending Agreement as of the date first above written.

ENBRIDGE INC.

Per:	/s/ Patrick R. Murray
Patrick R. Murray
Vice President, Treasury

Per:	/s/ Tyler W. Robinson
Tyler W. Robinson
Vice President & Corporate Secretary

LENDERS:

THE TORONTO-DOMINION BANK, on behalf of itself and the Majority of the Lenders

Per:	/s/ Feroz Haq
Name: Feroz Haq
Title: Director, Loan Syndications - Agency

Per:
Name:
Title: